3 TO 1 FUNDS:

3 to 1 Diversified Equity Fund

3 to 1 Strategic Income Fund

Supplement to the Prospectus dated April 30, 2009

Investments in Rule 144A Securities and Related Risks

Each Fund has adopted a policy that it will not purchase illiquid securities for its portfolio. However, this policy does not prohibit a Fund from purchasing Rule 144A securities that a subadviser determines to be liquid based on guidelines adopted by the Board of Trustees. Rule 144A of the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements for resales of certain securities to qualified institutional buyers. Once in a Fund’s portfolio, the Fund may continue to hold Rule 144A securities that subsequently become illiquid.

The following is added to “Principal Risks of Investing in the Funds” on page 12 of the Prospectus:

Rule 144A Risk. Although each Fund will only purchase Rule 144A securities that are deemed liquid by a subadviser, such securities may subsequently become illiquid if, for example, dealers or institutional investors are no longer interested in purchasing the securities. In such event, a Fund may find it difficult to dispose of the securities at a fair price and at the times when the Fund believes it is desirable to do so. If a Fund is unable to sell its Rule 144A securities when deemed desirable, it may be restricted in its ability to take advantage of other market opportunities. In addition, to the extent Rule 144A securities become illiquid, they may become more difficult to value, and the subadviser's judgment will play a greater role in the valuation process. A subadviser’s judgement as to the fair value of a security may be wrong, and there is no guarantee that the Fund will realize the entire value upon a sale.

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You should read this Supplement in conjunction with the Prospectus dated April 30, 2009 which provides the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated April 30, 2009, as supplemented, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Funds at (866)-616-4848.

Supplement dated June 17, 2009

3 to 1 Funds:

3 to 1 Diversified Equity Fund
3 to 1 Strategic Income Fund

Supplement to the Statement of Additional Information dated April 30, 2009

FUND INVESTMENTS

The following is added under the section “Additional Information About Fund Investments And Risk Considerations:

X.     Rule 144A Securities. Each Fund may invest in Rule 144A securities that the applicable Subadviser (or the Manager) determines to be liquid. Rule 144A of the Securities Act of 1933, as amended (“Rule 144A") allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of qualifying securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Funds’ policy on illiquid securities if such Rule 144A securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by a Subadviser or the Manager in accordance with the requirements established by the Trust. In determining the liquidity of such securities, each Subadviser or the Manager will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Although initially deemed liquid, Rule 144A securities may become illiquid if, for example, dealers or institutional investors are no longer interested in purchasing the securities. Once illiquid, a Fund may find it difficult to dispose of the Rule 144A securities at a fair price and at the times when the Fund believes it is desirable to do so. If a Fund is unable to sell its Rule 144A securities when deemed desirable, it may be restricted in its ability to take advantage of other market opportunities. In addition, to the extent illiquid Rule 144A securities may become more difficult to value, the Subadviser’s judgment will play a greater role in the valuation process. A Subadviser’s judgement as to the fair value of a security may be wrong, and there is no guarantee that the Fund will realize the entire value upon a sale.

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This Supplement supersedes and replaces prior supplements to the Statement of Additional Information dated April 30, 2009. Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Funds’ prospectus, each as supplemented from time to time. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (866) 616-4848.

Supplement dated June 17, 2009